Exhibit 10.4



                          OMNIBUS ASSIGNMENT AGREEMENT
                 PURSUANT TO AGREEMENT AND PLAN OF CONSOLIDATION

         This OMNIBUS ASSIGNMENT AGREEMENT (this "Agreement") is made and entered into as of October 1, 1997, by and among Aegis Realty, Inc., a Maryland Corporation ("Aegis"), Aegis Realty Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), Aegis Realty Holding Partnership, LP, a Delaware limited partnership and a subsidiary of the Operating Partnership ("Aegis Holding, LP"), AOP Merger Sub I, Inc., a Delaware corporation and subsidiary of the Operating Partnership ("AOP Sub I"), AOP Merger Sub II, Inc., a Delaware corporation and subsidiary of the Operating Partnership ("AOP Sub II"), Summit Insured Equity L.P., a Delaware limited partnership ("Insured I"), Summit Insured Equity II L.P., a Delaware limited partnership ("Insured II"), Summit Preferred Equity L.P., a Delaware limited partnership ("Summit Preferred"), Eagle Insured L.P., a Delaware limited partnership ("Eagle"), Related Aegis, LP, a Delaware limited partnership (the "Advisor"), Related Insured Equity Associates, Inc., a Delaware corporation ("Related GP I"), RIDC II, L.P., a Delaware limited partnership ("Related GP II"), Related Equity Funding, Inc., a Delaware corporation ("Related GP III"), Partnership Monitoring Corp., a Delaware corporation, Related Federal Insured, L.P., a Delaware limited partnership ("Related GP IV," and, together with Related GP I, Related GP II and Related GP III, the "Related GPs"), Related Insured BUC$ Associates, Inc., the assignor limited partner of Insured I ("Assignor LP I"), Related Insured BUC$ Associates, Inc., the assignor limited partner of Insured II ("Assignor LP II"), Related BUC$ Associates, Inc., the assignor limited partner of Summit Preferred ("Assignor LP III"), and Related FI BUC$, Inc., the assignor limited partner of Eagle ("Assignor LP IV"). Insured I, Insured II, Summit Preferred and Eagle Insured are sometimes hereinafter referred to individually as a "Partnership" and collectively as the "Partnerships." Assignor LP I, Assignor LP II, Assignor LP III and Assignor LP IV are sometimes hereinafter referred to as the "Assignor LPs." Capitalized terms not defined herein shall have the meanings ascribed to them in the Consolidation Agreement (as defined below).

                               W I T N E S S E T H

         WHEREAS, the parties hereto have agreed to engage in a consolidation transaction (the "Consolidation") pursuant to an Agreement and Plan of Consolidation dated as of October 1, 1997, by and among the parties hereto, whereby, among other things (i)(A) 100 percent of the BUC$ (as defined below) of
(1) Insured I, (2) Insured II, (3) Summit Preferred, and (4) Eagle (the "Assigned BUC$") will be assigned by the respective Assignor LPs of such Partnerships to Aegis in exchange for shares of common stock of Aegis, par value $.01 per share (the "Shares") to be delivered to the BUC$holders (as hereinafter defined); (B) 100 percent of the Economic Interests (as hereinafter defined) of the general partner interests of (1) Insured I and (2) Insured II held by the Related GPs and the Advisor will be contributed to the Operating Partnership in exchange for


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OP Units (as hereinafter defined) in the Operating Partnership (the "Contributed
GP Economic Interests"); (C) 100 percent of the Economic Interests of the general partner interests held by the Related GPs and the Advisor in Summit Preferred and Eagle will be assigned to Aegis in exchange for Shares (the "Assigned GP Economic Interests"); (D) Aegis will contribute to Aegis Holding,
LP (1) a .0075 percent limited partner interest in Insured I BUC$ and (2) a .015 percent limited partner interest in Insured II BUC$; (E) Aegis will contribute to the Operating Partnership in exchange for OP Units in the Operating Partnership (1) the Assigned BUC$, and (2) the Assigned GP Economic Interests, and (F) the Operating Partnership will contribute to Aegis Holding, LP (1) a
 .7425 percent interest in the Insured I BUC$ and (2) a 1.485 percent interest in the Insured II BUC$, as more specifically provided herein; and (ii) all holders of BUC$ previously issued by the Partnerships shall receive Shares in exchange for their BUC$; and

         WHEREAS, pursuant to a Purchase Agreement dated December 9, 1996 (the "Purchase Agreement") by and among Prudential Bache Properties, Inc. ("P-B Properties"), P.B. Tax Credit S.L.P., a Delaware limited partnership, Prudential Bache Investor Services II, Inc., a Delaware corporation, and Related Capital Company, a New York general partnership ("RCC"), P-B Properties has assigned and transferred all of its general partner interests in the Partnerships to RCC or its affiliate, the Advisor, and withdrawn from the Partnerships (the "Withdrawal Transactions"); and upon P-B Properties' withdrawal as a general partner of the Partnerships, the Partnerships were continued without dissolution;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Assignments and Transfers Pursuant to Consolidation Agreement. Pursuant to and in accordance with the Consolidation Agreement, acting in sequence, beginning with the assignment and transfer of Economic Interests of the General Partner Interest in Summit Preferred held by Related GP III in
Section 1.2 of the Consolidation Agreement, and ending with the assignment and contributions of the interests in BUC$ by the Operating Partnership pursuant to
Section 1.9 of the Consolidation Agreement, the parties hereto hereby assign and transfer, or contribute, as the case may be, for themselves or for others, as the case may be, the BUC$ (or interests in BUC$) or Economic Interests of the general partner interests in the Partnerships, as the case may be, agreed to, or required to be made, by them pursuant to Sections 1.2 through 1.9 of the Consolidation Agreement.

            2. Assignment of BUC$ by the Assignor LPs. In furtherance of the foregoing, the Partnerships and the Assignor LPs, in accordance with and pursuant to the terms and provisions of the Consolidation Agreement, hereby agree (i) immediately prior to the effective time of the Mergers (the "Effective Time"), to take all actions as may be necessary or appropriate to assign and transfer, on the books and records of the Assignor LP, or the Partnerships, or by any other legally effective method, to effect such assignments and transfers of the BUC$, or partnership interests of the Partnerships, or Economic Interests in partnership


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interests, as any of them, or any general partner of any of them may deem necessary or appropriate to consummate the transactions contemplated by the Consolidation Agreement. The Assignor LPs further agree to take all other actions, upon the direction of the Related General Partners, as the Related General Partners may deem to be necessary, desirable, appropriate, convenient or incidental to the implementation, effectuation and consummation of the transactions contemplated by the Consolidation Agreement.

            3. Acceptance. The parties hereto hereby accept the respective assignments, transfers and contributions made to them pursuant to Section 1 hereof.

            4. Effectiveness of Agreement. This Agreement shall be effective on the later of (i) 10:00 A.M. EST, October 1, 1997, or (ii) upon the consummation and completion of the Withdrawal Transactions, whichever is later.

            5    Further Assurances. If at any time after the Effective Time any
Surviving Party hereto shall determine or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving Entities (as defined in the Consolidation Agreement), the title to any property or right or other asset transferred pursuant to this Agreement, or otherwise to carry out the provisions of the Consolidation Agreement or the transactions contemplated thereby, the general partners, officers, or other proper representatives of the parties hereto just prior to, and after, the Effective Time shall execute and deliver any and all proper deeds, assignments, rights and assurances, or other assets, instruments and documents as may be necessary to, and do all things necessary or proper to, vest, perfect or convey title to such properties or rights, or other assets, in accordance with the provisions and intent of this Agreement, and otherwise to carry out the provisions and intents hereof.

            6. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.


                            [SIGNATURE PAGES FOLLOW]


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


         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, as of the date first written above.

AEGIS REALTY, INC.                         AOP MERGER SUB I, INC.

By:  _______________________________       By:_______________________________
     Name:  J. Michael Fried                   Name:  Stuart J. Boesky
     Title:   President                        Title:   President

AEGIS REALTY OPERATING                     AOP MERGER SUB II, INC.
  PARTNERSHIP, L.P.
                                           By:_______________________________
By:  AEGIS REALTY, INC.,                       Name:  Stuart J. Boesky
     as its General Partner                    Title:   President

     By:  _________________________        SUMMIT INSURED EQUITY L.P.
          Name:  J. Michael Fried
          Title:   President               By: RELATED INSURED QUITY
                                               ASSOCIATES, INC., its General
AEGIS REALTY HOLDING                       Partner
  PARTNERSHIP, LP
                                           By:_______________________________
By: AEGIS REALTY OPERATING                    Name:  Stuart J. Boesky
    PARTNERSHIP, L.P., as its General         Title:   Vice President
    Partner
                                           SUMMIT INSURED EQUITY II L.P.
    By:  AEGIS REALTY, INC.
         as its General Partner            By:  RIDC II, L.P., its General
                                                  Partner

         By:  _________________________         By:  Related Insured Equity
              Name:  J. Michael Fried                Associates, II, Inc.
              Title:   President
                                                     By: _______________________
RELATED AEGIS, LP                                        Name:  Stuart J. Boesky
                                                         Title:   Vice President
By:  RELATED AEGIS, INC., its General
        Partner                            SUMMIT PREFERRED EQUITY L.P.

        By:  __________________________    By: RELATED EQUITY FUNIDNG, INC.,
             Name:  J. Michael Fried           its General Partner
             Title:   President
                                               By: _______________________
                                                    Name: Stuart J. Boesky
                                                    Title:   President

RELATED INSURED EQUITY                      EAGLE INSURED L.P.


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ASSOCIATES, INC.
                                           By:  RELATED FEDERAL INSURED L.P.,
  By:  _____________________________            as its General Partner
       Name:  Stuart J. Boesky
       Title:   Vice President             By:  RFI ASSOCIATES, INC., as its
                                                   General Partner

RIDC II, L.P.                                   By:______________________
                                                    Name:  Stuart J. Boesky
By: Related Insured Equity                          Title:   Vice President
    Associates, II, Inc.

    By:_____________________________        By: PARTNERSHIP MONITORING
       Name:  Stuart J. Boesky                  CORPORATION, its General Partner
       Title:   Vice President
                                               By:  ___________________________
                                                    Name: J. Michael Fried
                                                    Title:  President


RELATED EQUITY FUNDING, INC.
                                           RELATED FI BUC$, INC.
By:_______________________
    Name:  Stuart J. Boesky
    Title:   Vice President                By:  ________________________________
                                                Name:  J. Michael Fried
                                                Title:   President
RELATED INSURED BUC$ ASSOCIATES,
INC.
                                           PARTNERSHIP MONITORING
By:________________________                CORPORATION
    Name:  J. Michael Fried
    Title:   President                     By:  ________________________________
                                                Name:  J. Michael Fried
                                                Title:   President


RELATED BUC$ ASSOCIATES, INC.

By:_________________________
    Name:  J. Michael Fried
    Title:   President


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RELATED FEDERAL INSURED L.P.

        By:  RFI ASSOCIATES, INC., as its
             General Partner

             By:  ______________________
                  Name: Stuart J. Boesky
                  Title: Vice President



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